UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 8, 2022

 TEAM, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (281) 331-6154
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 2, 2022, Team, Inc. (the “Company”) convened a Special Meeting of Shareholders (the “Special Meeting”) for the purposes described in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on September 19, 2022 (the “Definitive Proxy Statement”). As reported in the Company’s Current Report on Form 8-K filed on November 3, 2022 (the “Prior Form 8-K”), the Special Meeting was adjourned until November 8, 2022 in order to allow additional time for the Company’s stockholders to vote on Proposal One, which was a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect an increase in the total number of authorized shares of common stock, par value $0.30 per share (“Common Stock”) of the Company from 60,000,000 shares to 120,000,000 shares of Common Stock.

On November 8, 2022, the Special Meeting was reconvened. Of the 43,223,879 shares of Common Stock outstanding as of September 12, 2022 (the “Record Date”), 31,165,214 shares, or 72.10% were represented in person or by proxy at the reconvened Special Meeting, which total constituted a quorum of the issued and outstanding shares as of the Record Date. At the reconvened Special Meeting, the Company’s stockholders approved Proposal One as set forth below and described in detail in the Definitive Proxy Statement. The final voting results for Proposal One are set forth below. The final voting results for Proposals Two, Three and Four were disclosed in the Prior Form 8-K.

Proposal One: Authorized share increase proposal
The Company’s shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect an increase in the total number of authorized shares Common Stock from 60,000,000 shares to 120,000,000 shares of Common Stock, by the following vote:

Votes For	Votes Against	Abstentions
29,340,591	1,726,471	98,152

Votes for Proposal One represented 67.88% of the shares of our common stock outstanding on the Record Date and entitled to vote at the Special Meeting, which is greater than the two-thirds of outstanding shares needed for approval of Proposal One. Proposal One received strong support from shareholders who voted on it, with 94.15% of the shares voted on the proposal having been cast in its favor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc.

By:	/s/ Nelson M. Haight
Nelson M. Haight
Chief Financial Officer (Principal Financial Officer)
Dated: November 9, 2022